Income Taxes - Income Tax Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current tax provision:
U.S. Federal	$ (11,834)	$ (27,442)	$ (7,582)
State and other	(2,171)	(3,013)	(1,252)
Total	(14,005)	(30,455)	(8,834)
Deferred tax provision:
U.S. Federal	4,910	26,264	6,084
State and other	1,079	1,170	280
Total	5,989	27,434	6,364
Income tax expense	$ (8,016)	$ (3,021)	$ (2,470)